UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2010

General Motors Financial Company, Inc.

(Exact name of registrant as specified in its charter)

Texas	1-10667	75-2291093
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 Cherry Street, Suite 3500, Fort Worth, Texas 76102

(Address of principal executive offices, including Zip Code)

(817) 302-7000

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 9, 2010, the Board of Directors of General Motors Financial Company, Inc. (formerly known as AmeriCredit Corp.) (the “Company”) approved a change in the Company’s current fiscal year, which commenced on July 1, 2010, to end on December 31, 2010, and also approved a change in the Company’s fiscal years commencing January 1, 2011 to a calendar-year basis. The report for the transition period ending December 31, 2010 will be filed on a Form 10-K.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of Business Acquired

None.

(b)	Pro-forma Financial Information

None.

(c)	Exhibits

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Motors Financial Company, Inc.
(Registrant)

Date: December 14, 2010	By:	/s/ CHRIS A. CHOATE
Chris A. Choate
Executive Vice President, Chief Financial Officer and Treasurer